Federated Hermes U.S. Strategic Dividend ETF
Portfolio of Investments
July 31, 2026 (unaudited)
Shares		Value
	COMMON STOCKS—99.7%
	Communication Services—1.9%
355,463	Verizon Communications, Inc.	$ 16,639,223
	Consumer Discretionary—5.2%
116,781	Best Buy Co., Inc.	10,073,529
119,305	Darden Restaurants, Inc.	24,288,112
43,601	McDonald’s Corp.	11,800,175
	TOTAL	46,161,816
	Consumer Staples—13.5%
118,723	Altria Group, Inc.	8,112,343
55,477	Hershey Foods Corp.	9,711,249
228,638	McCormick & Co., Inc.	11,637,674
252,339	Mondelez International, Inc.	15,723,243
209,293	PepsiCo, Inc.	29,208,931
101,629	Philip Morris International, Inc.	19,392,846
179,929	Sysco Corp.	15,337,148
117,811	The Coca-Cola Co.	10,319,065
	TOTAL	119,442,499
	Energy—9.2%
150,898	Chevron Corp.	29,701,253
102,929	ConocoPhillips	12,400,886
118,177	EOG Resources, Inc.	17,571,738
69,055	ExxonMobil Holdings Corp.	10,733,909
39,753	Targa Resources, Inc.	10,748,019
	TOTAL	81,155,805
	Financials—14.1%
73,664	CME Group, Inc.	19,726,482
150,452	PNC Financial Services Group, Inc.	37,593,441
92,517	Principal Financial Group, Inc.	10,519,183
742,517	Regions Financial Corp.	22,980,901
531,269	U.S. Bancorp	33,475,260
	TOTAL	124,295,267
	Health Care—14.5%
113,972	Abbott Laboratories	12,046,840
115,721	AbbVie, Inc.	29,039,028
86,294	Amgen, Inc.	33,236,997
273,557	Medtronic PLC	23,359,032
78,264	Merck & Co., Inc.	10,189,973
788,457	Pfizer, Inc.	19,719,310
	TOTAL	127,591,180
	Industrials—8.5%
59,328	Automatic Data Processing, Inc.	15,808,539
333,353	Paychex, Inc.	38,948,964
27,180	Snap-On, Inc.	11,154,944
28,031	Watsco, Inc.	8,669,988
	TOTAL	74,582,435
	Information Technology—4.8%
63,708	Accenture PLC	10,570,431
351,945	Amdocs Ltd.	19,610,376

Shares		Value
	COMMON STOCKS—continued
	Information Technology—continued
435,466	HP, Inc.	$ 11,875,158
	TOTAL	42,055,965
	Materials—3.8%
475,289	Amcor PLC	21,330,970
179,191	Eastman Chemical Co.	12,534,411
	TOTAL	33,865,381
	Real Estate—9.4%
92,075	American Tower Corp.	15,962,122
856,082	Kimco Realty Corp.	21,812,969
407,472	NNN REIT, Inc.	19,363,070
180,833	ProLogis, Inc.	26,150,260
	TOTAL	83,288,421
	Utilities—14.8%
70,519	Duke Energy Corp.	8,845,198
83,580	Entergy Corp.	8,994,880
201,096	Evergy, Inc.	16,692,979
380,150	FirstEnergy, Corp.	18,365,046
203,767	NextEra Energy, Inc.	17,711,428
624,539	PPL Corp.	21,990,018
126,096	Southern Co.	11,921,116
234,985	WEC Energy Group, Inc.	25,712,058
	TOTAL	130,232,723
	TOTAL COMMON STOCKS (IDENTIFIED COST $806,736,985)	879,310,715
	INVESTMENT COMPANY—0.3%
2,858,175	Federated Hermes Government Obligations Fund, Premier Shares, 3.57%[1] (IDENTIFIED COST $2,858,175)	2,858,175
	TOTAL INVESTMENT IN SECURITIES—100.0% (IDENTIFIED COST $809,595,160)	882,168,890
	OTHER ASSETS AND LIABILITIES - NET—(0.0%)[2]	(216,025)
	NET ASSETS—100%	$881,952,865
Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended July 31, 2026, were as follows:
Federated Hermes Government Obligations Fund, Premier Shares
Value as of 10/31/2025	$—
Purchases at Cost	$2,863,313
Proceeds from Sales	$(5,138)
Change in Unrealized Appreciation/Depreciation	$—
Net Realized Gain/(Loss)	$—
Value as of 7/31/2026	$2,858,175
Shares Held as of 7/31/2026	2,858,175
Dividend Income	$3,253

1	7-day net yield.
2	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of net assets at July 31, 2026.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities or ETFs listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Federated Equity Management Company of Pennsylvania (the “Adviser”), certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”) is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different. The trading prices of the Fund’s shares listed on its exchange may differ from the Fund’s NAV and will normally be affected by market forces, such as supply and demand, economic conditions, the market value of the Fund’s disclosed portfolio holdings and other factors. As a result, trading prices may be lower, higher or the same as the Fund’s NAV; and investors may pay more than NAV when buying shares and receive less than NAV when selling shares through the exchange.
Fair Valuation Procedures
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of July 31, 2026, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
The following acronym(s) are used throughout this portfolio:
REIT	—Real Estate Investment Trust